UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2013

LIMELIGHT NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 South Mill Avenue, 8th Floor

Tempe, AZ 85281

(Address, including zip code, of principal executive offices)

(602) 850-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 24, 2013, Limelight Networks, Inc. (the “Company”) released a comment regarding today’s Supreme Court decision to stay the Company’s petition for certiorari to review the en banc Federal Circuit Court of Appeals’ decision on induced joint infringement in the ongoing litigation with Akamai. A copy of the press release is furnished as Exhibit 99.1 herewith.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Limelight Networks, Inc. Press Release dated June 24, 2013 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: June 24, 2013	By:	/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Limelight Networks, Inc. Press Release dated June 24, 2013 (furnished herewith).